Tortoise Sustainable and Social Impact Term Fund
Consolidated Schedule of Investments
August 31, 2025 (Unaudited)

COMMON STOCKS – 68.3%	Shares	Fair Value
Australia Other - 1.9%
Atlas Arteria Ltd.	992,726	$3,462,846

France Other - 1.5%
Vinci SA (a)	20,394	2,765,264

France Power - 0.8%
Engie SA (a)	70,301	1,454,923

France Water Infrastructure - 1.2%
Veolia Environnement SA	67,524	2,228,497

Germany Power - 4.2%
E.ON SE	226,946	4,047,629
RWE AG (a)	85,251	3,414,947
		7,462,576

Hong Kong Solar - 0.4%
Xinyi Energy Holdings Ltd.	4,889,417	796,557

Hong Kong Transportation/Storage - 1.2%
China Suntien Green Energy Corp. Ltd.	3,704,242	2,062,268

Italy Power - 9.2%
ENAV SpA (a)	862,491	4,243,992
Enel SpA	512,946	4,731,175
Iren SpA	1,215,003	3,670,154
Terna SpA	377,556	3,796,894
		16,442,215

Portugal Power - 2.2%
EDP - Energias de Portugal SA (a)	902,432	3,998,163

Spain Other - 2.3%
Ferrovial SE	75,655	4,132,494

Spain Power - 2.2%
Iberdrola SA (a)	204,385	3,843,711

Switzerland Infrastructure, Utilities, and Renewables - 1.6%
BKW AG	13,987	2,912,247

United Kingdom Power - 5.6%
National Grid Plc (a)	300,253	4,224,629
SSE Plc (a)	245,414	5,738,467
		9,963,096

United Kingdom Renewable Infrastructure - 0.6%
Greencoat UK Wind Plc (a)	703,747	1,037,748

United States Natural Gas/Natural Gas Liquids Pipelines - 7.7%
Excelerate Energy, Inc.	41,331	1,009,303
ONEOK, Inc.	43,396	3,314,587
Targa Resources Corp. (a)	25,803	4,328,711
The Williams Companies, Inc. (a)	73,763	4,269,402
Venture Global, Inc.	65,833	855,829
		13,777,832

United States Other - 1.4%
Waste Management, Inc.	10,852	2,456,784

United States Power - 14.5%
Algonquin Power & Utilities Corp.	525,122	3,045,708
Ameren Corp. (a)	20,040	1,999,591
American Electric Power Co., Inc. (a)	34,023	3,777,234
CMS Energy Corp. (a)	28,828	2,063,220
Exelon Corp. (a)	90,377	3,947,667
Vistra Corp.	35,682	6,747,823
WEC Energy Group, Inc.	19,901	2,119,655
Xcel Energy, Inc.	30,463	2,205,217
		25,906,115

United States Renewables – 8.5%
Clearway Energy, Inc. (a)	107,656	3,209,225
Dominion Energy, Inc. (a)	61,249	3,668,815
NextEra Energy, Inc. (a)	56,716	4,086,388
Sempra Energy (a)	49,946	4,123,542
		15,087,970
United States Utilities - 1.3%
Essential Utilities, Inc. (a)	58,349	2,305,369
TOTAL COMMON STOCKS (Cost $113,190,816)		122,096,675

MASTER LIMITED PARTNERSHIPS – 31.4%	Units	Fair Value
United States Natural Gas Gathering/Processing – 9.5%
Hess Midstream Partners LP (a)	207,087	8,531,984
Western Midstream Partners LP (a)	216,086	8,472,732
		17,004,716

United States Natural Gas/Natural Gas Liquids Pipelines - 14.4%
Energy Transfer LP (a)	1,078,885	19,117,842
Enterprise Products Partners LP (a)	203,309	6,534,351
		25,652,193

United States Power - 1.9%
Brookfield Renewable Partners LP	131,355	3,333,790

United States Refined Product Pipelines – 5.6%
MPLX LP (a)	198,334	10,089,251
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $39,701,065)		56,079,950

PRIVATE INVESTMENTS - 17.7%	Shares	Fair Value
United States Natural Gas/Natural Gas Liquids Pipelines - 0.0%
MXP Holdings LLC (MXP) Series A (b)(c)	135,180	-

United States Power - 3.7%
One Power Company (b)(c)	23,640	6,601,234

United States Renewables - 14.0%
Renewable Holdco, LLC (b)(c)(d)	N/A	8,841,131
Renewable Holdco I, LLC (b)(c)(d)	N/A	9,410,082
Renewable Holdco II, LLC (b)(c)(d)	N/A	6,725,633
		24,976,846
TOTAL PRIVATE INVESTMENTS (Cost $54,354,618)		31,578,080

PRIVATE NOTES - 1.4%	Par	Fair Value
Bermuda Renewables - 1.4%
Saturn Solar Bermuda 1 Ltd., 10.00%, 12/31/2025 (b)(c)	2,400,000	2,556,480
TOTAL OTHER NOTES (Cost $2,570,452)		2,556,480

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.3%	Shares	Fair Value
First American Government Obligations Fund - Class X, 4.22%(e)	551,227	551,227
TOTAL MONEY MARKET FUNDS (Cost $551,227)		551,227

TOTAL INVESTMENTS - 119.1% (Cost $210,368,178)		212,862,412
Other Assets in Excess of Liabilities – 0.5%		887,379
Credit Facility Borrowings – (19.6)%		(35,000,000)
TOTAL NET ASSETS - 100.0%		$178,749,791
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)	All or a portion of the security is segregated as collateral for the margin borrowing facility.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $34,134,560 or 19.1% of net assets as of August 31, 2025.

(c)	Restricted Securities have a fair value of $34,134,560 which represents 19.1% of net assets as of August 31, 2025.
(d)	Deemed to be an affiliate of the fund.
(e)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

Tortoise Sustainable and Social Impact Term Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$122,096,675	–	–	$122,096,675
Master Limited Partnerships	56,079,950	–	–	56,079,950
Private Investments	–	–	31,578,080	31,578,080
Private Notes	–	–	2,556,480	2,556,480
Money Market Funds	551,227	–	–	551,227
Total Investments	$178,727,852	$–	$34,134,560	$212,862,412

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.